SVI              12707 High Bluff Dr.  Suite 335    Tel  858.481.4404
                 San Diego, CA 92130                Fax  858.481.1710




        To:       Jonathan J. Wernick

        From:     David Reese

        Date:     12/07/2000



                        LOAN NOTE IN FAVOR OF DATAFACTION

--------------------------------------------------------------------------------

        This document sets out the terms of the loan granted to SVI Holdings, Inc. ("SVI") from Datafaction:

        AMOUNT:                                      $600,000

        RATE OF LOAN:                                10% PER ANNUM

        EXPECTED DATE OF REPAYMENT:                  12/22/2000

        ADDITIONAL FINANCING COST:                   $6,652.95

        CALCULATED INTEREST UP TO 12/22/2000         $3,452.05

        SVI undertakes to repay Datafaction the full amount of the loan, interest and financing cost, as set out above on 12/22/2000.

        Signed:


        /S/ David Reese
        ---------------
        David Reese (SVI - Chief Financial Officer)

         /S/ Jonathan J. Wernick
         -----------------------
        Jonathan J Wernick (Datafaction - General Manager)

        To:       Jonathan J. Wernick

        From:     Will Robberts

        Date:     12/26/2000



                        LOAN NOTE IN FAVOR OF DATAFACTION

--------------------------------------------------------------------------------

        This document sets out the revised terms of the loan granted to SVI Holdings, Inc. ("SVI") from Datafaction and supercedes the loan note dated 12/07/2000:

        AMOUNT:                                              $500,000

        RATE OF LOAN:                                        10% PER ANNUM

        EXPECTED DATE OF REPAYMENT:                          01/22/2001

        CALCULATED INTEREST  FROM 12/22/2000 TO 01/22/2000   $4,383.56 (32 DAYS)

        SVI undertakes to repay Datafaction the full amount of the loan, interest and financing cost, as set out above on 01/22/2001.

        Signed:


        /S/ Will Robberts
        -----------------
        Will Robberts (SVI - Director of Accounting and Finance)



        /S/ Jonathan J Wernick
        ----------------------
        Jonathan J Wernick (Datafaction - General Manager)

        To:       Jonathan J. Wernick

        From:     Will Robberts

        Date:     01/22/2001

                        LOAN NOTE IN FAVOR OF DATAFACTION

--------------------------------------------------------------------------------


        This document sets out the revised terms of the loan granted to SVI Holdings, Inc. ("SVI") from Datafaction and supercedes the loan note dated 12/07/2000:

        AMOUNT:                                               $500,000

        RATE OF LOAN:                                         10% PER ANNUM

        EXPECTED DATE OF REPAYMENT:                           02/22/2001

        CALCULATED INTEREST  FROM 01/22/2000 TO 02/22/2000    $4,166.67

        SVI undertakes to repay Datafaction the full amount of the loan and interest, as set out above, on 02/22/2001.

        Signed:


        /S/ David Reese
        ---------------
        David Reese (Chief Financial Officer)



        /S/ Jonathan J Wernick
        ----------------------
        Jonathan J Wernick (Datafaction - General Manager)